Income Taxes	12 Months Ended
Mar. 31, 2013
Notes to Financial Statements
Note 11 - INCOME TAXES

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has net losses of $392,769 and $216,784 as of March 31, 2013 and 2012. The following table shows the net deferred tax benefit:

	March 31, 2013	March 31, 2012
Deferred Tax Benefit	$69,145	$4,438
Allowance	(69,145)	(4,438)
Net Deferred Tax Benefit	$-	$-

Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely-than-not it will utilize the net operating losses carried forward in future years which will start to expire in the year of 2031.